UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 13, 2003
                                 --------------

                             McLEODUSA INCORPORATED
                                 --------------

          (Exact Name of Registrant as Specified in Charter)

            DELAWARE                       0-20763                        42-1407240
-------------------------------- -------------------------- -----------------------------------
(State or Other Jurisdiction of    (Commission File Number) (IRS Employer Identification No.)
         Incorporation)
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           McLeodUSA Technology Park, 6400 C Street SW, P.O. Box 3177,
                          Cedar Rapids, IA 52406-3177
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (319) 364-0000
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


ITEM 5.    Other Events.

On June 11, 2003, McLeodUSA issued a press release relating to the receipt of formal notice from Nasdaq that McLeodUSA has regained compliance with the minimum bid price requirement under the Nasdaq Marketplace Rules. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

           99.1  Press Release, dated June 11, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 13, 2003                          McLEODUSA INCORPORATED


                                              By: /s/ G. Kenneth Burckhardt
                                              -----------------------------
                                              G. Kenneth Burckhardt
                                              Chief Financial Officer

                                  Exhibit Index

Exhibit
  No.                                 Exhibits
-------                               --------

99.1                         Press Release, dated June 11, 2003

                                                                    Exhibit 99.1

[GRAPHIC OMITTED]MCLEODUSA(R)


FOR IMMEDIATE RELEASE


                          McLeodUSA Regains Compliance
                        with NASDAQ Listing Requirements

CEDAR RAPIDS, Iowa - June 11, 2003 - McLeodUSA Incorporated (Nasdaq: MCLD), one of the nation's largest independent competitive telecommunications services providers, today announced that the Company has regained compliance with the listing requirements to trade its stock on The Nasdaq SmallCap Market(R). In a letter received today, Nasdaq formally notified the Company that it had regained compliance and that Nasdaq considers the matter closed.

Since June 6, 2002, the Company's stock has traded on Nasdaq stock markets under compliance grace periods provided under Nasdaq rules.

McLeodUSA Incorporated common stock trades on the Nasdaq SmallCap Market under the symbol "MCLD."

                                       ###

About McLeodUSA
McLeodUSA provides integrated communications services, including local services, in 25 Midwest, Southwest, Northwest and Rocky Mountain states. The Company is a facilities-based telecommunications provider with, as of March 31, 2003, 38 ATM switches, 46 voice switches, 567 collocations, 433 DSLAMs and 3,720 employees. As of April 16, 2002, Forstmann Little & Co. became a 58% shareholder in the Company. Visit the Company's Web site at www.mcleodusa.com.

Some of the statements in this press release include statements about our future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements may include projections of financial and operational results and goals, including revenue, EBITDA, profitability, savings and cash. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions. Factors that could cause actual results to differ materially from the forward-looking statement include technological, regulatory, public policy or other developments in our industry, availability and adequacy of capital resources, current and future economic conditions, the existence of strategic alliances, our ability to generate cash, our ability to implement process and network improvements, our ability to attract and retain customers, our ability to migrate traffic to appropriate platforms and changes in the competitive climate in which we operate. These and other risks are described in more detail in our most recent Annual Report on Form 10-K and Form 10-K/A both filed with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.


Contact:

McLeodUSA Incorporated, Cedar Rapids, IA
Investor Contact:       Bryce E. Nemitz
Press Contact:          Bruce A. Tiemann
Phone:  319/790-7800
mcleodusa_ir@mcleodusa.com